UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-1444

DWS Value Equity Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	2/28

Date of reporting period:	2/28/07

ITEM 1.               REPORT TO STOCKHOLDERS

FEBRUARY 28, 2007

Annual Report
to Shareholders

DWS Enhanced
S&P 500 Index Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

clilck here Investment Management Agreement Approval

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The fund may not be able to replicate the S&P 500 Index closely enough to track its performance for several reasons, including the fund's cost to buy and sell securities, the flow of money into and out of the fund, and the potential underperformance of stocks selected. The index is not available for direct investment, and there are no fees or expenses associated with the index's performance. Additionally, derivatives may be more volatile and less liquid than traditional securities and the fund could suffer losses on its derivatives positions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary February 28, 2007

Classes A, B, C and R

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated July 1, 2006 are 1.28%, 2.01%, 1.93% and 1.49% for Class A, Class B, Class C and R shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended February 28, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A, B and C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on July 2, 2001 and for Class R shares prior to its inception on November 3, 2003 are derived from the historical performance of Class S shares of DWS Enhanced S&P 500 Index Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 2/28/07
DWS Enhanced S&P 500 Index Fund	1-Year	3-Year	5-Year	Life of Fund*
Class A	11.39%	8.53%	5.78%	2.57%
Class B	10.49%	7.69%	4.95%	1.77%
Class C	10.48%	7.74%	4.99%	1.78%
Class R	10.93%	8.24%	5.53%	2.32%
S&P 500® Index+	11.97%	9.10%	6.82%	2.64%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on May 17, 1999. Index returns began on May 31, 1999.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R
Net Asset Value: 2/28/07	$ 13.79	$ 13.52	$ 13.55	$ 13.64
2/28/06	$ 12.80	$ 12.60	$ 12.63	$ 12.69
Distribution Information: Twelve Months as of 2/28/07: Income Dividends	$ 0.09	$ 0.03	$ 0.03	$ 0.07
Capital Gain Distributions	$ 0.38	$ 0.38	$ 0.38	$ 0.38
Class A Lipper Rankings — Large Cap Core Funds Category as of 2/28/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	278	of	802	35
3-Year	248	of	676	37
5-Year	248	of	569	44

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Enhanced S&P 500 Index Fund — Class A [] S&P 500 Index+

Yearly periods ended February 28

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 2/28/07
DWS Enhanced S&P 500 Index Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$10,499	$12,049	$12,483	$11,484
	Average annual total return	4.99%	6.41%	4.54%	1.79%
Class B	Growth of $10,000	$10,749	$12,289	$12,633	$11,466
	Average annual total return	7.49%	7.11%	4.79%	1.77%
Class C	Growth of $10,000	$11,048	$12,507	$12,755	$11,474
	Average annual total return	10.48%	7.74%	4.99%	1.78%
Class R	Growth of $10,000	$11,093	$12,683	$13,090	$11,959
	Average annual total return	10.93%	8.24%	5.53%	2.32%
S&P 500 Index+	Growth of $10,000	$11,197	$12,984	$13,906	$12,237
	Average annual total return	11.97%	9.10%	6.82%	2.64%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 17, 1999. Index returns began on May 31, 1999.
+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated July 1, 2006 is 1.02% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended February 28, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 2/28/07
DWS Enhanced S&P 500 Index Fund	1-Year	3-Year	5-Year	Life of Fund*
Class S	11.66%	8.79%	6.05%	2.83%
S&P 500 Index+	11.97%	9.10%	6.82%	2.64%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on May 17, 1999. Index returns began on May 31, 1999.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 2/28/07	$ 13.69
2/28/06	$ 12.70
Distribution Information: Twelve Months as of 2/28/07: Income Dividends	$ 0.12
Capital Gain Distributions	$ 0.38
Class S Lipper Rankings — Large Cap Core Funds Category as of 2/28/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	248	of	802	31
3-Year	208	of	676	31
5-Year	216	of	569	38

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Enhanced S&P 500 Index Fund — Class S [] S&P 500 Index+

Yearly periods ended February 28
Comparative Results as of 2/28/07
DWS Enhanced S&P 500 Index Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$11,166	$12,875	$13,413	$12,423
	Average annual total return	11.66%	8.79%	6.05%	2.83%
S&P 500 Index+	Growth of $10,000	$11,197	$12,984	$13,906	$12,237
	Average annual total return	11.97%	9.10%	6.82%	2.64%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 17, 1999. Index returns began on May 31, 1999.
+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C and S limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (September 1, 2006 to February 28, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended February 28, 2007
Actual Fund Return	Class A	Class B	Class C	Class R	Class S
Beginning Account Value 9/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/07	$ 1,083.40	$ 1,079.21	$ 1,079.19	$ 1,080.80	$ 1,084.50
Expenses Paid per $1,000*	$ 6.66	$ 10.67	$ 10.26	$ 8.25	$ 4.96
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S
Beginning Account Value 9/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/07	$ 1,018.40	$ 1,014.53	$ 1,014.93	$ 1,016.66	$ 1,020.03
Expenses Paid per $1,000*	$ 6.46	$ 10.34	$ 9.94	$ 8.00	$ 4.81
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S
DWS Enhanced S&P 500 Index Fund	1.29%	2.07%	1.99%	1.60%	.96%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Enhanced S&P 500 Index Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Enhanced S&P 500 Index Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Northern Trust Investments, N.A. ("NTI"), an indirect subsidiary of Northern Trust Corporation, is the subadvisor for the fund. As of March 31, 2006, NTI and its affiliates had assets under investment management of $653 billion.

Portfolio Management Team

The fund's subadvisor is Northern Trust Investments, N.A. The team is lead by the following individuals:

Sheri B. Hawkins, CFA

Senior Vice President at NTI and Co-Manager of the fund.

Joined Northern Trust Investments, N.A. in 1992.

Portfolio manager and team leader of tax-advantaged, enhanced index and equity overlay strategies.

BBA from the University of Notre Dame and a MS in financial markets and trading, Illinois Institute of Technology.

Joined the fund in 2004.

Joseph E. Wolfe, CFA

Second Vice President at NTI and Co-Manager of the fund.

Joined Northern Trust Investments, N.A. in 2005.

A quantitative group portfolio manager and researcher and responsible for the co-managment of the fund since 2006.

Has advanced degrees in economics from Ohio State University and Kent State University.

Joined the fund in 2005.

In the following interview, Portfolio Co-Managers Sheri B. Hawkins, CFA, and Joseph E. Wolfe, CFA, discuss the market environment and investment results of the DWS Enhanced S&P 500 Index Fund for the 12-month period ended February 28, 2007.

Q: How would you describe the economic and market environment over the past year?

A: After three years of above-trend growth, the US economy seems to have shifted to a pace near or slightly below most estimates of its long-term potential. The economy has been growing at a rate of 2% to 2.5% since the spring of 2006, well below the 3.5% to 4% rate of the prior three years. After raising interest rates fairly steadily for two years, the US Federal Reserve Board (the Fed) stopped tightening in the summer of 2006. This pause proved to be well timed, as the Fed's forecasts for reasonable growth and moderating inflation proved accurate.

The early reports of fourth quarter growth in gross domestic product (GDP), at a rate of 3.5%, will likely be revised downward to something closer to 2%, largely because inventory investment in the fourth quarter was less than originally estimated. Rising compensation and slowing productivity are pressuring unit labor costs.

It is not unusual for growth to slow and inflation to rise at this stage of the business cycle. The economy has used up much of the slack in labor and product markets that made above-trend growth possible without straining resources or stoking inflation.

The slowdown has been concentrated mainly in housing, though there have been pockets of weakness in manufacturing, especially autos, and, in the last few months, in business investment. Balancing this weakness, consumer spending remains strong, net exports are improving, and the labor market remains solid.

Equity markets have been quite strong since midyear 2006, as equities benefited from one of the strongest earnings periods on record. Equity markets began to weaken in February, responding in part to a broad global increase in volatility of financial markets and investors' reduced tolerance for risk.

The Standard & Poor's 500® (S&P 500®) Index, which is generally regarded as a good indicator of the broad stock market, had a return of 11.97% for the 12 months ended February 28, 2007.1 Within the large-cap segment of the market, value stocks dramatically outperformed growth stocks: Return of the Russell 1000® Value Index was 16.61%, compared with 8.05% for the Russell 1000® Growth Index.2

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
2 The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, while the Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
Index returns assume reinvestment of all distributions and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All the 10 sectors in the S&P 500 Index had positive returns for the 12-month period. The strongest sectors were telecommunications services, materials and utilities, all of which had returns above 20%. The weakest were information technology and health care, with returns below 6%.

Q: How did the fund perform during this period?

A: DWS Enhanced S&P 500 Index Fund (Class A shares) produced a total return of 11.39% for the 12 months ended February 28, 2007. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 5 through 9 for the performance of other share classes and more complete performance information.) The fund's return was slightly below that of its benchmark, the S&P 500 Index, which had a return of 11.97%. The fund's return placed it in the 35th percentile of its Lipper peer group, the Large Cap Core Funds category, which had an average return of 10.13%.3

3 The Lipper Large Cap Core Funds category is a group of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1000 securities in the S&P SuperComposite 1500 Index. Large Cap Core funds have wide latitude in the companies in which they invest. These funds normally will have an average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure that compares with the US diversified large-cap funds universe average. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

Q: Will you describe the fund's investment process?

A: We manage the fund using a proprietary computer model that is designed to help the fund outperform the S&P 500 Index over the long term. Using this model, we rank the stocks in the index based on a series of factors including fair market multiple, ratio of price to cash flow, magnitude and breadth of earnings revisions, change in long-term price momentum, and beta.4 The lowest- ranking stocks are generally excluded from the portfolio, and other low-ranking stocks are underweighted.5 For example, if our model indicates a stock that makes up 1% of the S&P 500 Index is likely to underperform, we will invest less than 1% of the fund's assets in the stock.

4 The fair market multiple factor is derived from market earnings growth, debt-to-equity and return on equity relative to the stock's price-earnings ratio. Beta is a measurement of a stock's sensitivity to broad market movement.
5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Naturally, holding an underweight position in some of the stocks in the index means we have extra cash to invest. We invest the excess cash so that the fund's fundamental characteristics are very close to the index. This means that the allocation among industries, the average market value of stocks in the portfolio, the growth and value orientation of holdings, and the risk profile are similar to those of the index.

While the computer model is the main determinant of the portfolio's deviations from the index, we also consider significant market trends and company news in making decisions regarding underweights.

Q: What investment decisions had the greatest impact on performance over the last year?

A: The nature of our investment process means that approximately 90% of the difference between the fund's performance and the return of the index will result from stock selection. Since weights of most holdings are close to those in the S&P 500 Index, performance of the stocks with the largest market capitalization have a major impact on absolute performance. Holdings that made the greatest contributions to absolute returns were Cisco Systems, Inc., ExxonMobil Corp., Google, Inc., Merck & Co., Inc. and The Goldman Sachs Group, Inc.

Because a significant focus of the model is on identifying those stocks likely to perform poorly, underweight decisions are often important to performance. This was the case over the last 12 months, when underweights in eBay, Inc. and Boston Scientific Corp., two large stocks that performed poorly, contributed to performance. As of February 28, 2007, the fund has a modest position in Boston Scientific and does not hold eBay.

Overweight positions that detracted from performance include American International Group, Inc., Sprint Nextel Corporation, Caterpillar, Inc., Amgen, Inc. and Home Depot, Inc. All of these stocks except Sprint Nextel are in the portfolio as of February 28, 2007.

Q: What changes were made in the S&P 500 Index over the last year?

A: In order to make sure the S&P 500 Index reflects the large-capitalization market as a whole, Standard & Poor's Corporation, creator of the index, changes the stocks included in the index from time to time and also adjusts the weights of the component stocks. The fund's portfolio is continually rebalanced to reflect these changes in the index that serves as its benchmark. As stocks are added to the index, we apply our model to determine what weight to assign; if information is inadequate for the model to be applicable, we generally adopt a market weight.

Over the 12 months covered by this report, 33 stocks were removed from the index and 33 new ones were added. Most of the changes were made because of mergers or acquisitions. Notable additions to the index include Google, Inc., Chicago Mercantile Exchange Holdings and Polo Ralph Lauren companies that have reached a size and scope that they were deemed appropriate for inclusion. Of these changes, the only one that had a significant impact on performance was the addition of Google in March 2006; this was one of the fund's best-performing stocks.

Q: Do you have other comments for shareholders?

A: We have confidence in the investment approach used in managing this fund, which combines the attributes of indexing (that is, tracking broad market performance) with sophisticated mathematical analysis of likely performance and a degree of informed judgment. We continually evaluate which of the factors in our model are most effective, always considering what adjustments might be appropriate. We believe shareholders will benefit over the long term from this efficient approach to investing in a diversified portfolio of securities.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation	2/28/07	2/28/06

Common Stocks	100%	99%
Cash Equivalents	—	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	2/28/07	2/28/06

Financials	24%	24%
Information Technology	13%	15%
Industrials	12%	11%
Health Care	11%	11%
Consumer Staples	11%	11%
Consumer Discretionary	10%	7%
Energy	9%	11%
Utilities	4%	4%
Telecommunication Services	3%	3%
Materials	3%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at February 28, 2007 (21.6% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	3.6%
2. General Electric Co. Manufactures, distributes and markets electrical devices	2.8%
3. Citigroup, Inc. Provider of diversified financial services	2.2%
4. Microsoft Corp. Developer of computer software	2.2%
5. AT&T, Inc. Provider of communications services	2.1%
6. Bank of America Corp. Provider of commercial banking services	2.1%
7. Johnson & Johnson Provider of health care products	1.7%
8. Procter & Gamble Co. Manufacturer of diversified consumer products	1.7%
9. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and nonprescription self-medications	1.6%
10. Altria Group, Inc. Parent company operating in the tobacco and food industries	1.6%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Investment Portfolio as of February 28, 2007

	Shares	Value ($)

Common Stocks 102.8%
Consumer Discretionary 10.6%
Auto Components 0.4%
Goodyear Tire & Rubber Co.*	9,500	233,890
Johnson Controls, Inc.	1,800	168,840
		402,730
Automobiles 0.7%
Ford Motor Co.	19,900	157,608
General Motors Corp.	10,802	344,800
Harley-Davidson, Inc.	2,874	189,396
		691,804
Diversified Consumer Services 0.2%
Apollo Group, Inc. "A"*	800	37,832
H&R Block, Inc.	7,804	169,971
		207,803
Hotels Restaurants & Leisure 1.7%
Carnival Corp. (Unit)	600	27,852
Chipotle Mexican Grill, Inc. "B"*	3,863	215,285
Darden Restaurants, Inc.	6,200	253,952
Hilton Hotels Corp.	1,200	42,360
International Game Technology	700	28,875
McDonald's Corp.	15,108	660,522
Starwood Hotels & Resorts Worldwide, Inc.	600	39,480
Tim Hortons, Inc.	6,988	210,129
Wendy's International, Inc.	7,119	228,449
		1,706,904
Household Durables 0.7%
Black & Decker Corp.	400	33,708
KB Home	4,587	227,515
Leggett & Platt, Inc.	1,500	35,730
Lennar Corp. "A"	5,025	247,431
Newell Rubbermaid, Inc.	800	24,496
Pulte Homes, Inc.	1,200	35,472
Snap-on, Inc.	500	25,050
The Stanley Works	500	27,785
		657,187
Leisure Equipment & Products 0.4%
Brunswick Corp.	1,000	32,650
Hasbro, Inc.	1,000	28,290
Mattel, Inc.	11,775	306,268
		367,208
Media 3.8%
Comcast Corp. "A"*	33,413	859,370
Gannett Co., Inc.	5,417	331,845
Idearc, Inc.	6,462	219,708
Interpublic Group of Companies, Inc.*	4,500	56,655
McGraw-Hill Companies, Inc.	300	19,383
Meredith Corp.	300	17,541
New York Times Co. "A"	1,300	32,149
News Corp. "A"	28,717	646,994
Omnicom Group, Inc.	3,465	359,009
Time Warner, Inc.	26,506	539,397
Walt Disney Co.	23,300	798,258
		3,880,309
Multiline Retail 1.3%
Big Lots, Inc.*	1,400	35,042
Dollar General Corp.	2,300	38,824
Family Dollar Stores, Inc.	4,100	118,777
J.C. Penney Co., Inc.	4,404	357,208
Nordstrom, Inc.	5,700	302,613
Sears Holdings Corp.*	1,000	180,250
Target Corp.	4,699	289,130
		1,321,844
Specialty Retail 0.8%
Best Buy Co., Inc.	800	37,176
Home Depot, Inc.	3,702	146,599
Lowe's Companies, Inc.	7,400	240,944
RadioShack Corp.	3,100	77,407
The Sherwin-Williams Co.	4,047	269,328
Tiffany & Co.	800	34,832
TJX Companies, Inc.	1,100	30,250
		836,536
Textiles, Apparel & Luxury Goods 0.6%
Jones Apparel Group, Inc.	700	23,044
Liz Claiborne, Inc.	500	22,500
NIKE, Inc. "B"	3,659	382,256
VF Corp.	2,600	207,506
		635,306
Consumer Staples 11.2%
Beverages 2.6%
Anheuser-Busch Companies, Inc.	10,564	518,481
Coca-Cola Co.	21,339	996,105
Molson Coors Brewing Co. "B"	200	16,888
Pepsi Bottling Group, Inc.	600	18,600
PepsiCo, Inc.	16,905	1,067,551
		2,617,625
Food & Staples Retailing 2.2%
CVS Corp.	12,653	397,431
Kroger Co.	1,000	25,670
Safeway, Inc.	9,644	333,393
SUPERVALU, Inc.	600	22,176
Sysco Corp.	600	19,776
Wal-Mart Stores, Inc.	24,888	1,202,090
Walgreen Co.	5,400	241,434
		2,241,970
Food Products 1.4%
Campbell Soup Co.	7,200	293,976
ConAgra Foods, Inc.	4,900	123,627
General Mills, Inc.	6,484	365,438
H.J. Heinz Co.	6,700	307,329
Kellogg Co.	6,200	309,504
McCormick & Co., Inc.	400	15,316
Sara Lee Corp.	1,100	18,106
Tyson Foods, Inc. "A"	1,300	23,725
		1,457,021
Household Products 2.7%
Clorox Co.	1,700	107,712
Colgate-Palmolive Co.	7,400	498,464
Kimberly-Clark Corp.	6,906	470,368
Procter & Gamble Co.	26,787	1,700,706
		2,777,250
Personal Products 0.1%
Avon Products, Inc.	600	21,996
Estee Lauder Companies, Inc. "A"	1,300	62,244
		84,240
Tobacco 2.2%
Altria Group, Inc.	19,703	1,660,569
Reynolds American, Inc.	4,500	274,725
UST, Inc.	4,400	255,464
		2,190,758
Energy 9.4%
Energy Equipment & Services 0.8%
Halliburton Co.	6,800	209,984
Noble Corp.	600	42,132
Schlumberger Ltd.	6,341	398,215
Smith International, Inc.	1,100	45,100
Weatherford International Ltd.*	1,600	64,240
		759,671
Oil, Gas & Consumable Fuels 8.6%
Anadarko Petroleum Corp.	7,382	296,978
Apache Corp.	5,186	355,396
Chesapeake Energy Corp.	9,989	304,565
Chevron Corp.	21,000	1,440,810
ConocoPhillips	15,377	1,005,963
CONSOL Energy, Inc.	1,500	53,505
Devon Energy Corp.	6,692	439,731
EOG Resources, Inc.	1,200	81,288
ExxonMobil Corp.	51,179	3,668,511
Marathon Oil Corp.	1,354	122,862
Murphy Oil Corp.	600	31,092
Occidental Petroleum Corp.	10,900	503,362
Spectra Energy Corp.	5,200	133,796
Sunoco, Inc.	3,700	238,724
Valero Energy Corp.	1,000	57,650
		8,734,233
Financials 24.3%
Capital Markets 4.1%
Ameriprise Financial, Inc.	2,616	152,931
Bank of New York Co., Inc.	1,700	69,054
Bear Stearns Companies, Inc.	2,231	339,647
Charles Schwab Corp.	2,300	42,504
Federated Investors, Inc. "B"	800	28,616
Franklin Resources, Inc.	2,400	281,736
Legg Mason, Inc.	400	41,096
Lehman Brothers Holdings, Inc.	6,900	505,770
Merrill Lynch & Co., Inc.	9,617	804,751
Morgan Stanley	11,402	854,238
State Street Corp.	1,100	72,061
T. Rowe Price Group, Inc.	600	27,936
The Goldman Sachs Group, Inc.	4,570	921,312
		4,141,652
Commercial Banks 4.3%
BB&T Corp.	400	16,992
Comerica, Inc.	4,900	295,911
Fifth Third Bancorp.	1,500	60,420
First Horizon National Corp.	3,100	133,765
Huntington Bancshares, Inc.	800	18,520
KeyCorp.	400	15,096
Marshall & Ilsley Corp.	1,100	52,283
National City Corp.	10,157	384,442
PNC Financial Services Group, Inc.	700	51,317
Regions Financial Corp.	9,400	336,708
SunTrust Banks, Inc.	5,400	455,274
Synovus Financial Corp.	4,400	142,428
Wachovia Corp.	16,965	939,352
Wells Fargo & Co.	33,767	1,171,715
Zions Bancorp.	3,284	280,388
		4,354,611
Consumer Finance 0.7%
American Express Co.	7,099	403,720
SLM corp.	7,235	308,356
		712,076
Diversified Financial Services 5.8%
Bank of America Corp.	41,272	2,099,507
Citigroup, Inc.	44,653	2,250,511
JPMorgan Chase & Co.	31,444	1,553,334
Moody's Corp.	400	25,888
		5,929,240
Insurance 6.9%
ACE Ltd.	1,700	95,472
Aflac, Inc.	8,200	387,040
Allstate Corp.	8,497	510,330
Ambac Financial Group, Inc.	3,246	284,479
American International Group, Inc.	24,533	1,646,164
Aon Corp.	3,500	131,775
Chubb Corp.	7,200	367,560
Cincinnati Financial Corp.	920	39,762
Genworth Financial, Inc. "A"	8,600	304,182
Hartford Financial Services Group, Inc.	4,800	453,888
Lincoln National Corp.	5,516	375,915
MetLife, Inc.	7,220	455,943
Principal Financial Group, Inc.	4,068	247,701
Progressive Corp.	9,016	206,737
Prudential Financial, Inc.	6,307	573,559
Safeco Corp.	2,900	193,488
The Travelers Companies, Inc.	5,600	284,200
Torchmark Corp.	4,000	255,680
UnumProvident Corp.	8,700	186,267
		7,000,142
Real Estate Investment Trusts 0.5%
Apartment Investment & Management Co. "A" (REIT)	4,248	250,037
AvalonBay Communities, Inc. (REIT)	200	27,512
Boston Properties, Inc. (REIT)	1,089	130,789
Kimco Realty Corp. (REIT)	500	25,130
Public Storage, Inc. (REIT)	200	20,254
		453,722
Real Estate Management & Development 0.1%
Realogy Corp.*	3,470	102,643
Thrifts & Mortgage Finance 1.9%
Countrywide Financial Corp.	9,400	359,832
Fannie Mae	5,300	300,669
Freddie Mac	8,331	534,684
MGIC Investment Corp.	3,850	232,347
Washington Mutual, Inc.	12,472	537,294
		1,964,826
Health Care 11.7%
Biotechnology 1.0%
Amgen, Inc.*	12,659	813,467
Biogen Idec, Inc.*	2,439	110,219
Gilead Sciences, Inc.*	1,300	93,028
		1,016,714
Health Care Equipment & Supplies 1.2%
Baxter International, Inc.	9,807	490,448
Becton, Dickinson & Co.	2,000	151,980
Boston Scientific Corp.*	3,200	52,192
C.R. Bard, Inc.	200	15,960
Medtronic, Inc.	5,100	256,836
St. Jude Medical, Inc.*	900	35,685
Stryker Corp.	400	24,808
Zimmer Holdings, Inc.*	2,500	210,825
		1,238,734
Health Care Providers & Services 2.2%
Aetna, Inc.	1,200	53,124
AmerisourceBergen Corp.	5,700	300,219
Cardinal Health, Inc.	700	49,063
CIGNA Corp.	400	57,000
Coventry Health Care, Inc.*	300	16,326
Health Management Associates, Inc. "A"	900	17,964
Laboratory Corp. of America Holdings*	3,972	316,767
Manor Care, Inc.	4,676	250,540
McKesson Corp.	400	22,304
Medco Health Solutions, Inc.*	300	20,283
Patterson Companies, Inc.*	500	16,690
Quest Diagnostics, Inc.	300	15,306
Tenet Healthcare Corp.*	4,100	28,003
UnitedHealth Group, Inc.	15,024	784,253
WellPoint, Inc.*	3,400	269,926
		2,217,768
Life Sciences Tools & Services 0.4%
Applera Corp. — Applied Biosystems Group	700	21,616
PerkinElmer, Inc.	1,200	28,440
Thermo Fisher Scientific, Inc.*	7,442	336,899
Waters Corp.*	600	32,556
		419,511
Pharmaceuticals 6.9%
Abbott Laboratories	16,104	879,601
Barr Pharmaceuticals, Inc.*	500	26,500
Bristol-Myers Squibb Co.	10,624	280,367
Eli Lilly & Co.	4,600	242,144
Forest Laboratories, Inc.*	2,200	113,872
Johnson & Johnson	27,208	1,715,465
King Pharmaceuticals, Inc.*	1,600	29,840
Merck & Co., Inc.	22,713	1,003,006
Mylan Laboratories, Inc.	900	19,053
Pfizer, Inc.	67,566	1,686,447
Schering-Plough Corp.	5,730	134,540
Watson Pharmaceuticals, Inc.*	3,100	81,716
Wyeth	15,200	743,584
		6,956,135
Industrials 12.2%
Aerospace & Defense 3.3%
Boeing Co.	4,707	410,780
General Dynamics Corp.	6,131	468,776
Goodrich Corp.	400	19,620
Honeywell International, Inc.	11,500	534,060
Lockheed Martin Corp.	5,130	499,046
Northrop Grumman Corp.	5,900	423,915
Raytheon Co.	4,461	238,887
Rockwell Collins, Inc.	800	52,384
United Technologies Corp.	11,504	755,007
		3,402,475
Air Freight & Logistics 1.2%
FedEx Corp.	3,452	394,149
United Parcel Service, Inc. "B"	11,613	815,117
		1,209,266
Airlines 0.1%
Southwest Airlines Co.	4,800	72,624
Building Products 0.1%
American Standard Companies, Inc.	500	26,495
Masco Corp.	900	26,865
		53,360
Commercial Services & Supplies 0.4%
Allied Waste Industries, Inc.*	1,800	23,076
Avery Dennison Corp.	300	19,938
R. R. Donnelley & Sons Co.	600	21,708
Robert Half International, Inc.	900	35,163
Waste Management, Inc.	9,900	337,095
		436,980
Electrical Equipment 0.5%
Cooper Industries Ltd. "A"	300	27,522
Emerson Electric Co.	11,400	491,226
		518,748
Industrial Conglomerates 4.1%
3M Co.	8,899	659,238
General Electric Co.	80,813	2,821,990
Tyco International Ltd.	23,100	712,173
		4,193,401
Machinery 1.5%
Caterpillar, Inc.	2,800	180,376
Cummins, Inc.	2,005	270,033
Danaher Corp.	4,829	345,950
Deere & Co.	500	54,210
Dover Corp.	600	28,674
Eaton Corp.	300	24,303
Illinois Tool Works, Inc.	7,400	382,580
Ingersoll-Rand Co., Ltd. "A"	800	34,648
ITT Corp.	400	23,688
PACCAR, Inc.	400	27,796
Parker Hannifin Corp.	1,300	107,107
		1,479,365
Road & Rail 0.8%
Burlington Northern Santa Fe Corp.	1,127	89,247
CSX Corp.	9,300	350,331
Norfolk Southern Corp.	700	33,180
Ryder System, Inc.	400	20,576
Union Pacific Corp.	3,671	362,071
		855,405
Trading Companies & Distributors 0.2%
W.W. Grainger, Inc.	2,300	177,445
Information Technology 13.3%
Communications Equipment 2.6%
Andrew Corp.*	13,561	144,018
Avaya, Inc.*	9,500	116,660
Cisco Systems, Inc.*	58,152	1,508,463
Corning, Inc.*	19,500	402,285
Motorola, Inc.	8,587	159,031
QUALCOMM, Inc.	7,628	307,256
		2,637,713
Computers & Peripherals 3.5%
Apple, Inc.*	6,838	578,563
Dell, Inc.*	9,200	210,220
EMC Corp.*	16,900	235,755
Hewlett-Packard Co.	17,396	685,055
International Business Machines Corp.	14,713	1,368,456
Lexmark International, Inc. "A"*	3,813	230,915
NCR Corp.*	900	41,580
Sun Microsystems, Inc.*	37,700	231,101
		3,581,645
Electronic Equipment & Instruments 0.3%
Sanmina-SCI Corp.*	37,400	138,754
Solectron Corp.*	45,100	145,222
		283,976
Internet Software & Services 1.0%
Google, Inc. "A"*	2,249	1,010,813
IT Services 0.9%
Automatic Data Processing, Inc.	3,539	176,207
Computer Sciences Corp.*	5,000	264,650
Convergys Corp.*	9,345	240,353
Electronic Data Systems Corp.	1,200	33,624
Fiserv, Inc.*	800	42,368
Sabre Holdings Corp. "A"	900	29,097
Western Union Co.	7,413	160,640
		946,939
Office Electronics 0.0%
Xerox Corp.*	2,400	41,448
Semiconductors & Semiconductor Equipment 2.0%
Intel Corp.	57,694	1,145,226
Micron Technology, Inc.*	14,800	175,528
Teradyne, Inc.*	9,800	157,976
Texas Instruments, Inc.	16,200	501,552
		1,980,282
Software 3.0%
Compuware Corp.*	5,900	53,985
Microsoft Corp.	78,970	2,224,585
Oracle Corp.*	44,699	734,404
		3,012,974
Materials 3.1%
Chemicals 1.5%
Air Products & Chemicals, Inc.	300	22,446
Ashland, Inc.	3,552	232,940
Dow Chemical Co.	6,200	271,560
E.I. du Pont de Nemours & Co.	5,787	293,690
Hercules, Inc.*	1,200	24,192
International Flavors & Fragrances, Inc.	1,200	56,160
PPG Industries, Inc.	4,400	291,500
Praxair, Inc.	1,000	61,690
Rohm & Haas Co.	400	21,144
Sigma-Aldrich Corp.	6,600	270,600
		1,545,922
Construction Materials 0.1%
Vulcan Materials Co.	300	34,947
Containers & Packaging 0.1%
Ball Corp.	400	18,520
Bemis Co., Inc.	800	26,504
Pactiv Corp.*	1,700	54,740
Sealed Air Corp.	400	25,776
		125,540
Metals & Mining 1.4%
Alcoa, Inc.	13,100	437,671
Allegheny Technologies, Inc.	1,818	186,254
Nucor Corp.	700	42,609
Phelps Dodge Corp.	3,483	435,062
United States Steel Corp.	3,463	306,891
		1,408,487
Paper & Forest Products 0.0%
International Paper Co.	900	32,409
Telecommunication Services 3.1%
Diversified Telecommunication Services
AT&T, Inc.	57,696	2,123,213
CenturyTel, Inc.	4,303	192,559
Embarq Corp.	1,666	92,213
Verizon Communications, Inc.	19,958	747,028
Windstream Corp.	1,700	25,585
		3,180,598
Utilities 3.9%
Electric Utilities 1.9%
American Electric Power Co., Inc.	7,592	340,577
Entergy Corp.	3,995	394,307
FirstEnergy Corp.	5,271	329,806
FDL Group, Inc.	4,054	239,470
PPL Corp.	1,500	57,030
Progress Energy, Inc.	6,500	317,590
Southern Co.	5,953	213,117
		1,891,897
Gas Utilities 0.2%
Nicor, Inc.	4,700	218,738
Independent Power Producers & Energy Traders 0.5%
AES Corp.*	1,500	31,980
Constellation Energy Group	4,400	346,148
Dynegy, Inc. "A"*	8,400	68,964
TXU Corp.	1,259	83,283
		530,375
Multi-Utilities 1.3%
CenterPoint Energy, Inc.	9,600	171,264
Consolidated Edison, Inc.	6,600	320,628
Dominion Resources, Inc.	700	59,871
DTE Energy Co.	400	18,520
KeySpan Corp.	6,643	272,629
NiSource, Inc.	800	19,032
PG&E Corp.	1,100	51,062
Sempra Energy	5,945	356,997
TECO Energy, Inc.	1,100	18,447
Xcel Energy, Inc.	900	21,267
		1,309,717
Total Common Stocks (Cost $82,826,501)		104,251,662
	Principal Amount ($)	Value ($)

US Treasury Obligations 0.2%
US Treasury Bill 4.946%**, 8/9/2007 (a) (Cost $175,845)	180,000	176,052
	Shares	Value ($)

Securities Lending Collateral 0.0%
Daily Assets Fund Institutional, 5.34% (b) (c) (Cost $40,700)	40,700	40,700

Cash Equivalents 0.3%
Cash Management QP Trust, 5.31% (e) (Cost $258,781)	258,781	258,781
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $83,301,827)+	103.3	104,727,195
Other Assets and Liabilities, Net (d)	(3.3)	(3,313,606)
Net Assets	100.0	101,413,589
* Non-income producing security.
** Annualized yield at time of purchase: not a coupon rate.
+ The cost for federal income tax purposes was $84,986,294. At February 28, 2007, net unrealized appreciation for all securities based on tax cost was $19,740,901. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $22,043,040 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,302,139.
(a) At February 28, 2007, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending.
(d) Included in other assets and liabilities, net, is a pending sale, amounting to $39,446, for a security that is also on loan (see Notes to the Financial Statements). The value of all securities loaned at February 28, 2007 amounted to $39,446 which is 0.04% of net assets.
(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
REIT: Real Estate Investment Trust

At February 28, 2007, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
S&P Mini 500 Index Futures	3/16/2007	10	727,613	704,450	(23,163)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2007
Assets
Investments: Investments in securities, at value (cost $83,002,346)	$ 104,427,714
Investment in Daily Assets Fund Institutional (cost $40,700)*	40,700
Investment in Cash Management QP Trust (cost $258,781)	258,781
Total investments in securities, at value (cost $83,301,827)	104,727,195
Receivable for investments sold	49,027
Dividends receivable	249,671
Interest receivable	3,686
Receivable for Fund shares sold	103,887
Receivable for daily variation margin on open futures contracts	6,800
Other assets	15,755
Total assets	105,156,021
Liabilities
Cash overdraft	49,027
Payable upon return of securities loaned	40,700
Payable for Fund shares redeemed	3,394,026
Accrued management fee	38,103
Other accrued expenses and payables	220,576
Total liabilities	3,742,432
Net assets, at value	$ 101,413,589
Net Assets
Net assets consist of: Undistributed net investment income	103,558
Net unrealized appreciation (depreciation) on: Investments	21,425,368
Futures	(23,163)
Accumulated net realized gain (loss)	1,538,244
Paid-in capital	78,369,582
Net assets, at value	$ 101,413,589
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 28, 2007 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($33,531,255 ÷ 2,432,415 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.79
Maximum offering price per share (100 ÷ 94.25 of $13.79)	$ 14.63

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($12,270,576 ÷ 907,389 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 13.52

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($8,469,596 ÷ 624,856 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 13.55
Class R Net Asset Value, offering and redemption price(a) per share ($1,456,437 ÷ 106,798 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.64
Class S Net Asset Value, offering and redemption price(a) per share ($45,685,725 ÷ 3,336,543 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.69
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended February 28, 2007
Investment Income
Income: Dividends	$ 2,049,103
Interest — Cash Management QP Trust	41,075
Interest	4,415
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	287
Other income*	7,795
Total Income	2,102,675
Expenses: Management fee	442,080
Administration fee	75,667
Services to shareholders	254,490
Distribution service fees	308,496
Custodian and accounting fees	37,388
Auditing	63,715
Legal	34,074
Trustees' fees and expenses	6,963
Reports to shareholders and shareholder meeting	113,543
Registration fees	66,644
Other	16,539
Total expenses before expense reductions	1,419,599
Expense reductions	(41,087)
Total expenses after expense reductions	1,378,512
Net investment income (loss)	724,163
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	8,052,930
Futures	115,637
Net increase from payments by affiliates on the disposal of investments in violation of restrictions	—
8,168,567
Net unrealized appreciation (depreciation) during the period on: Investments	1,895,787
Futures	(30,313)
1,865,474
Net gain (loss) on investment transactions	10,034,041
Net increase (decrease) in net assets resulting from operations	$ 10,758,204
* Represents non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended February 28,
	2007	2006
Operations: Net investment income (loss)	$ 724,163	$ 599,336
Net realized gain (loss) on investment transactions	8,168,567	7,754,458
Net unrealized appreciation (depreciation) during the period on investment transactions	1,865,474	(1,661,452)
Net increase (decrease) in net assets resulting from operations	10,758,204	6,692,342
Distributions to shareholders from: Net investment income: Class A	(238,762)	(213,105)
Class B	(25,032)	(23,181)
Class C	(18,218)	(17,111)
Class R	(11,445)	(13,642)
Class AARP	(6,310)	(44,834)
Class S	(346,441)	(289,374)
Net realized gains: Class A	(979,929)	—
Class B	(343,403)	—
Class C	(231,534)	—
Class R	(55,615)	—
Class S	(1,157,470)	—
Fund share transactions: Proceeds from shares sold	19,256,281	16,563,787
Reinvestment of distributions	3,269,396	583,520
Cost of shares redeemed	(29,850,737)	(32,262,721)
Redemption fees	651	935
Net increase (decrease) in net assets from Fund share transactions	(7,324,409)	(15,114,479)
Increase (decrease) in net assets	19,636	(9,023,384)
Net assets at beginning of period	101,393,953	110,417,337
Net assets at end of period (including undistributed net investment income of $103,558 and $45,789, respectively)	$ 101,413,589	$ 101,393,953

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended February 28,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 12.80	$ 12.04	$ 11.30	$ 8.38	$ 11.04
Income (loss) from investment operations: Net investment income (loss)[a]	.10[d]	.08	.09	.07	.07
Net realized and unrealized gain (loss) on investment transactions	1.36	.76	.73	2.92	(2.68)
Total from investment operations	1.46	.84	.82	2.99	(2.61)
Less distributions from: Net investment income	(.09)	(.08)	(.08)	(.07)	(.05)
Net realized gains on investment transactions	(.38)	—	—	—	—
Total distributions	(.47)	(.08)	(.08)	(.07)	(.05)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 13.79	$ 12.80	$ 12.04	$ 11.30	$ 8.38
Total Return (%)[b]	11.39[c,d]	6.98[c]	7.28[c]	35.70	(23.65)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	34	37	27	7
Ratio of expenses before expense reductions (%)	1.35	1.36	1.27	1.04	1.01
Ratio of expenses after expense reductions (%)	1.32	1.25	1.22	1.04	1.01
Ratio of net investment income (loss) (%)	.76[d]	.66	.84	.73	.77
Portfolio turnover rate (%)	81	85	64	65	171
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Amount is less than $.005.

Class B Years Ended February 28,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 12.60	$ 11.89	$ 11.20	$ 8.33	$ 11.02
Income (loss) from investment operations: Net investment income (loss)[a]	.01[d]	(.01)	.01	(.01)	(.01)
Net realized and unrealized gain (loss) on investment transactions	1.32	.74	.71	2.90	(2.66)
Total from investment operations	1.33	.73	.72	2.89	(2.67)
Less distributions from: Net investment income	(.03)	(.02)	(.03)	(.02)	(.02)
Net realized gains on investment transactions	(.38)	—	—	—	—
Total distributions	(.41)	(.02)	(.03)	(.02)	(.02)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 13.52	$ 12.60	$ 11.89	$ 11.20	$ 8.33
Total Return (%)[b]	10.49[c,d]	6.16[c]	6.47[c]	34.64	(24.28)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	13	15	19	7
Ratio of expenses before expense reductions (%)	2.10	2.10	2.00	1.84	1.82
Ratio of expenses after expense reductions (%)	2.07	2.00	1.99	1.84	1.82
Ratio of net investment income (loss) (%)	.01[d]	(.09)	.07	(.07)	(.04)
Portfolio turnover rate (%)	81	85	64	65	171
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Amount is less than $.005.

Class C Years Ended February 28,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 12.63	$ 11.92	$ 11.21	$ 8.34	$ 11.03
Income (loss) from investment operations: Net investment income (loss)[a]	.01[d]	(.01)	.01	(.01)	(.00)*
Net realized and unrealized gain (loss) on investment transactions	1.32	.74	.73	2.90	(2.67)
Total from investment operations	1.33	.73	.74	2.89	(2.67)
Less distributions from: Net investment income	(.03)	(.02)	(.03)	(.02)	(.02)
Net realized gains on investment transactions	(.38)	—	—	—	—
Total distributions	(.41)	(.02)	(.03)	(.02)	(.02)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 13.55	$ 12.63	$ 11.92	$ 11.21	$ 8.34
Total Return (%)[b]	10.48[c,d]	6.15[c]	6.64	34.62	(24.25)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	9	13	11	3
Ratio of expenses before expense reductions (%)	2.04	2.02	1.94	1.81	1.79
Ratio of expenses after expense reductions (%)	2.03	1.99	1.94	1.81	1.79
Ratio of net investment income (loss) (%)	.05[d]	(.08)	.12	(.04)	(.01)
Portfolio turnover rate (%)	81	85	64	65	171
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Amount is less than $.005.

Class R Years Ended February 28,	2007	2006	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.69	$ 11.94	$ 11.22	$ 10.47
Income (loss) from investment operations: Net investment income (loss)[b]	.07[d]	.05	.07	.04
Net realized and unrealized gain (loss) on investment transactions	1.33	.76	.72	.74
Total from investment operations	1.40	.81	.79	.78
Less distributions from: Net investment income	(.07)	(.06)	(.07)	(.03)
Net realized gains on investment transactions	(.38)	—	—	—
Total distributions	(.45)	(.06)	(.07)	(.03)
Redemption fees	.00***	.00***	.00***	—
Net asset value, end of period	$ 13.64	$ 12.69	$ 11.94	$ 11.22
Total Return (%)	10.93[d]	6.76[c]	7.09[c]	7.49**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	3	2	1
Ratio of expenses before expense reductions (%)	1.57	1.60	1.52	1.02*
Ratio of expenses after expense reductions (%)	1.57	1.51	1.46	1.02*
Ratio of net investment income (loss) (%)	.51[d]	.40	.60	1.09*
Portfolio turnover rate (%)	81	85	64	65
[a] For the period from November 3, 2003 (commencement of operations of Class R shares) to February 29, 2004.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended February 28,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 12.70	$ 11.94	$ 11.20	$ 8.30	$ 10.94
Income (loss) from investment operations: Net investment income (loss)[a]	.14[c]	.11	.12	.10	.10
Net realized and unrealized gain (loss) on investment transactions	1.35	.75	.73	2.89	(2.66)
Total from investment operations	1.49	.86	.85	2.99	(2.56)
Less distributions from: Net investment income	(.12)	(.10)	(.11)	(.09)	(.08)
Net realized gains on investment transactions	(.38)	—	—	—	—
Total distributions	(.50)	(.10)	(.11)	(.09)	(.08)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 13.69	$ 12.70	$ 11.94	$ 11.20	$ 8.30
Total Return (%)	11.66[c]	7.20[b]	7.56[b]	35.97	(23.38)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	46	36	38	39	30
Ratio of expenses before expense reductions (%)	1.09	1.13	1.01	.77	.77
Ratio of expenses after expense reductions (%)	1.03	1.01	.98	.77	.77
Ratio of net investment income (loss) (%)	1.05[c]	.90	1.08	1.00	1.01
Portfolio turnover rate (%)	81	85	64	65	171
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Enhanced S&P 500 Index Fund (the "Fund") is a diversified series of DWS Value Equity Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charges. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Shares of Class AARP were designed for members of AARP (see Note C, under the caption Other Related Parties). Class AARP shares were converted into Class S shares on July 14, 2006.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of February 28, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

During the year ended February 28, 2007, the Fund utilized approximately $1,772,000 of its remaining capital loss carryforward.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and investments in futures contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At February 28, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 1,469,656
Undistributed net long-term capital gains	$ 1,833,450
Net unrealized appreciation (depreciation) on investments	$ 19,740,901

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended February 28,
	2007	2006
Distributions from ordinary income*	$ 646,208	$ 601,247
Distributions from long-term capital gains	$ 2,767,951	$ —
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnifications clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended February 28, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $81,171,501 and $87,136,233, respectively.

C. Related Parties

Management Agreement. Under the Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Prior to June 1, 2006, in addition to the portfolio management services, the Advisor provided certain administrative services in accordance with the Management Agreement. For the period from March 1, 2006 through May 31, 2006, the management fee payable under the Management Agreement was equal to an annual rate as follows:

First $500 million of the Fund's average daily net assets	.500%
Next $500 million of such net assets	.475%
Over $1.0 billion of such net assets	.450%

Effective June 1, 2006, under the Amended and Restated Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.415%
Next $500 million of such net assets	.390%
Over $1.0 billion of such net assets	.365%

Accordingly, for the year ended February 28, 2007, the fee pursuant to these agreements was equivalent to an annual effective rate of 0.44% of the Fund's average daily net assets. Pursuant to a written contact, Northern Trust Investments, N.A. ("NTI") serves as subadvisor to the Fund and is paid by the Advisor for its services. NTI is responsible for the day to day management of the Fund.

For the period from March 1, 2006 through May 31, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, proxy/shareholder meeting costs, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustees' counsel fees and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.00%
Class B	1.00%
Class C	1.00%
Class S	1.00%
Class R	1.50%

Effective June 1, 2006 through September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustees counsel fees, and organization and offering expenses) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class A	1.24%
Class B	1.99%
Class C	2.14%
Class R	1.64%

Effective June 1, 2006 through July 16, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of Class S shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses at 1.00%.

Effective July 17, 2006 through September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of Class S shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses at 0.98%.

Effective October 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of Class S shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses at 0.96%.

Administration Fee. Effective June 1, 2006, the Fund entered into an Administrative Services Agreement with the Advisor, pursuant to which the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from June 1, 2006 through February 28, 2007, the Advisor received an Administration Fee of $75,667, of which $8,342 is unpaid at year end.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B, C and R shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class AARP (through July 14, 2006) and Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended February 28, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at February 28, 2007
Class A	$ 73,957	$ 8,642	$ 21,325
Class B	26,597	3,779	6,950
Class C	11,500	362	3,833
Class R	5,867	—	1,981
Class AARP	4,118	344	—
Class S	78,039	27,176	8,154
	$ 200,078	$ 40,303	$ 42,243

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. Effective June 1, 2006, these fees are now paid under the Administrative Services Agreement. For the period from March 1, 2006 through May 31, 2006, the amounts charged to the Fund by DWS-SFAC for accounting services aggregated $21,821, all of which is paid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of Class B, C and R shares, respectively. Pursuant to the Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended February 28, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 28, 2007
Class B	$ 93,203	$ 7,461
Class C	65,588	5,153
Class R	8,087	514
	$ 166,878	$ 13,128

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended February 28, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 28, 2007	Annual Effective Rate
Class A	$ 82,489	$ 7,147.24%
Class B	30,189	2,718.24%
Class C	21,558	1,761.25%
Class R	7,382	927.23%
	$ 141,618	$ 12,553

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended February 28, 2007 aggregated $6,820.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended February 28, 2007, the CDSC for Class B and C shares aggregated $22,376 and $363, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. There were no deferred sales charges paid for Class A for the year ended February 28, 2007.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended February 28, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $25,200, of which $7,680 is unpaid at year end.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo was phased out in 2006.

D. Fee Reductions

For the year ended February 28, 2007, the Advisor reimbursed the Fund $644, which represented a portion of the expected fee savings for the Advisor through May 31, 2006, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended February 28, 2007, the Fund's custodian fees were reduced by $140 for custody credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended February 28, 2007		Year Ended February 28, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	600,782	$ 8,193,027	623,603	$ 7,515,916
Class B	48,737	640,651	96,826	1,154,374
Class C	84,327	1,113,029	149,326	1,803,921
Class R	125,210	1,640,473	177,367	2,145,202
Class AARP*	25,827	332,091	82,886	994,063
Class S	540,374	7,337,010	245,140	2,950,311
		$ 19,256,281		$ 16,563,787
Shares issued to shareholders in reinvestment of distributions
Class A	85,601	$ 1,192,946	16,824	$ 210,681
Class B	24,137	331,156	1,684	20,878
Class C	15,199	208,990	1,021	12,688
Class R	4,130	56,956	1,019	12,689
Class AARP*	495	6,162	3,540	43,906
Class S	106,553	1,473,186	22,781	282,678
		$ 3,269,396		$ 583,520
Shares redeemed
Class A	(900,761)	$ (12,130,400)	(1,043,657)	$ (12,682,251)
Class B	(196,305)	(2,563,358)	(334,907)	(3,966,640)
Class C	(209,628)	(2,755,041)	(468,571)	(5,558,754)
Class R	(280,985)	(3,870,346)	(81,917)	(995,508)
Class AARP*	(65,773)	(832,102)	(171,573)	(2,072,202)
Class S	(574,461)	(7,699,490)	(575,525)	(6,987,366)
		$ (29,850,737)		$ (32,262,721)
Shares converted*
Class AARP	(395,003)	$ (4,899,950)	—	$ —
Class S	395,163	4,899,950	—	—
		$ —		$ —
Redemption fees		$ 651		$ 935
Net increase (decrease)
Class A	(214,378)	$ (2,744,344)	(403,230)	$ (4,955,556)
Class B	(123,431)	(1,591,546)	(236,397)	(2,791,385)
Class C	(110,102)	(1,433,012)	(318,224)	(3,742,145)
Class R	(151,645)	(2,172,872)	96,469	1,162,385
Class AARP*	(434,454)	(5,393,799)	(85,147)	(1,033,481)
Class S	467,629	6,011,164	(307,604)	(3,754,297)
		$ (7,324,409)		$ (15,114,479)
* June 28, 2006, the Board of the Fund approved the conversion of Class AARP shares of the Fund into Class S shares of the Fund. This conversion was completed on July 14, 2006, and those shares are no longer offered.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Accordingly, in October 2006, the Fund received $7,795 from the Advisor for its settlement portion, which is equivalent to $0.001 per share.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

H. Payments Made by Affiliates

During the year ended February 28, 2007, the Advisor fully reimbursed the Fund $16 for losses incurred in violation of the Fund's investment restrictions. The amount of the loss was less than $0.01 per share, thus having no impact on the Fund's total return.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Value Equity Trust and the Shareholders of DWS Enhanced S&P 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of DWS Enhanced S&P 500 Index Fund (the "Fund") at February 28, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts April 9, 2007	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.38 per share from net long-term capital gains for the year ended February 28, 2007, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $5,063,000 as capital gain dividends for the year ended February 28, 2007, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended February 28, 2007 qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $2,255,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's investment management agreement with DIMA and the sub-advisory agreement between DIMA and Northern Trust Investments, Inc. ("NTI") in September 2006. The Fund's investment management agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Trustees followed prior to approving the agreements, shareholders should know that:

At present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement and sub-advisory agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

The sub-advisory fee paid to NTI is paid by DIMA out of its fee and not directly by the Fund.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DIMA's and NTI's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's investment management agreement and the sub-advisory agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DIMA with respect to certain classes helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that the Fund's performance (Class S shares) was in the 2nd quartile of the applicable Lipper universe for each of the one-, three- and five-year periods ended June 30, 2006. The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended June 30, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA and NTI. The Board considered extensive information regarding DIMA, including DIMA's and NTI's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the investment management agreement and the sub-advisory agreement, including the scope of services provided under the agreements. In this regard, the Board concluded that the quality and range of services provided by DIMA and NTI have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA and NTI regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA and NTI, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's investment management agreement and the sub-advisory agreement, and concluded that the continuation of such agreements was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the agreements.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of February 28, 2007. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	87
Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	85
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former Directorships: The Kennel Shop (retailer)	87
Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	87
Martin J. Gruber (1937) Board Member since 2006	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	87
Richard J. Herring (1946) Board Member since 2006	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (since July 2000-June 2006)	87
Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	87
Rebecca W. Rimel (1951) Board Member since 2006	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, Viasys Health Care[1] (since January 2007). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	87
Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	87
William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	87
Jean Gleason Stromberg (1943) Board Member since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	87
Carl W. Vogt (1936) Board Member since 2002	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		85
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	86
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-91516
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	OUTDX	OUTBX	OUTCX
CUSIP Number	23338K 100	23338K 209	23338K 308
Fund Number	410	610	710
For shareholders of Class R
Automated Information Line	DWS Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Scudder Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	OUTRX
CUSIP Number	23338K 407
Fund Number	1514
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SSFFX
Fund Number	2310

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, February 28, 2007, DWS Enhanced S&P 500 Index Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS ENHANCED S&P 500 INDEX FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended February 28,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$55,000	$128	$0	$0
2006	$58,700	$0	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year February 28,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$155,500	$11,930	$0
2006	$136,700	$197,605	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax advice and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended January 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$11,930	$0	$11,930
2005	$0	$197,605	$65,454	$263,059

All other engagement fees were billed for services in connection with industry updates and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Enhanced S&P 500 Index Fund, a series of DWS Value Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	April 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Enhanced S&P 500 Index Fund, a series of DWS Value Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	April 24, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	April 24, 2007